SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  JANUARY 7, 1997
                        Commission File Number:  0-10104


                     LA TEKO RESOURCES LTD.
             (Exact Name of Registrant as Specified in its Charter)


         BRITISH COLUMBIA                       87-0483319
     (State or other jurisdiction of           (IRS Employer
     incorporation or organization)            Identification No.)


     180 EAST 2100 SOUTH, SUITE 204
       SALT LAKE CITY, UTAH                       84115
     (Address of Principal Executive Offices)   (Zip Code)


              Registrant's Telephone Number, including Area Code:
                        (801) 484-8856

                        NOT APPLICABLE
     (Former name, former address, and formal fiscal year, if changed since last report)


                             ITEM 5:  OTHER EVENTS

     La Teko Resources Ltd. (the "Company") has received from Newmont Exploration, Ltd. ("Newmont") the $2.5 million payment to the Company's subsidiary, La Teko Resources, Inc., due December 31, 1996, pursuant to the True North Joint Venture. The True North property is located just off the Steese Highway, 16 miles north of Fairbanks, Alaska, and seven miles northwest of the Fort Knox mine of Cyprus AMAX, in the Fairbanks Mining District, Alaska. This payment has completed Newmont's $6 million cash obligation to the Company as part of a $27 million total commitment for the acquisition of a 65% interest. Newmont has spent approximately $5.8 million exploring the property and has budgeted approximately $2.1 million for 1997.

     Gold occurs on the True North property in near surface, flat lying zones within the Chatanika Terrane felsic and graphitic schists. Most exploration to date has concentrated on five discrete zones, Hindenburg, Central, Shepard, Zeppelin and Chomco, although ongoing drilling has shown that these zones may be interconnected. Gold occurs as fine disseminations with minor amounts of pyrite and arsenopyrite. Most of the mineralization delineated to date occurs above the water table and is oxidized. The extent of sulphide mineralization at depth
is relatively untested.   The oxide zones are favorably oriented for mining by
open pit methods. Preliminary metallurgical tests have indicated good leaching characteristics for the oxidized mineralization.


     Newmont's 1996 drill program continued to expand the known gold zones, with three drill rigs operating until December 19. The latest drilling has yielded encouraging results, including 110 feet grading 0.242 oz Au/ton in the Hindenburg Zone (hole TN-522), representing deeper mineralization in this zone than had previously been intersected. In addition, two significant holes were returned in a newly emerging zone, including TN-539, which encountered 55 feet grading 0.123 oz Au/ton and an additional 20 feet grading 0.121 oz Au/ton and hole TN-541, which intersected 65 feet grading 0.178 oz Au/ton. Complete results of drilling reported in October and November are included in the appended table.

     Because of the wide-spaced nature of the drilling to date, it is premature to attempt an ore reserve calculation for True North. Newmont's 1997 program will include auger soil sampling, step-out drilling to expand known mineralized zones, and exploration drilling to test for new zones.

     The Company has three other properties within this active gold mining district. The Company will examine the feasibility of putting its Ryan Lode property, with a previously announced proven and probable reserve of 822,000 ounces of gold, into production. The Juniper property, 100% owned, and the adjacent Twin Buttes property, under option from the University of Alaska, jointly comprise 28,770 acres along the same structural trend as True North, 15 miles to the northeast. These are early stage exploration projects with sampling, trenching, and drilling planned for the 1997 field season.

                             LA TEKO RESOURCES LTD.
                               TRUE NORTH PROJECT
                SIGNIFICANT* OCTOBER AND NOVEMBER DRILL RESULTS

                                                 GRADE
       HOLE         INTERVAL         WIDTH       OZ. AU/TON      AREA

    387C           20-35           15            0.015          Shepard
                  97-107           10            0.023
    388C          110-130          19            0.029          Shepard
    389C           31-42           11            0.078          Shepard
    390C          244-258          14            0.252          Shepard
                  286-302         15.5           0.058
    393C           10-20           10            0.031          Central
                  267-277          10            0.026
                 422.5-474        51.5           0.084
    394C           0-64            64            0.033          Hindenburg
                  77-114          36.5           0.074
                  133-189          56            0.112
    397C          79-115          35.5           0.053          Hindenburg
    454R           65-80           15            0.052          Shepard
    459R           5-15            10            0.023          Hindenburg
                  105-115          10            0.166
    463R          65-100           35            0.028          East
    464R           35-80           45            0.056          463 Redrill
    465R           10-95           85            0.075          East
    469R           5-70            65            0.150          Hindenburg
    471R           0-75            75            0.111          Hindenburg
                  105-115          10            0.072
                  215-285          70            0.134
    472R           0-45            45            0.097          Hindenburg
                   80-95           15            0.027
                  200-230          30            0.125
    473R           20-40           20            0.034          Hindenburg
                   50-70           20            0.073
    474R           0-35            35            0.035          Hindenburg
                  180-190          10            0.027
    475R           0-30            30            0.040          Hindenburg
                   60-75           15            0.028
                  110-145          35            0.016
    476R          110-145          35            0.334          Zeppelin
    479R           5-15            10            0.051          Zeppelin
    480R           55-65           10            0.066          Zeppelin
                  95-105           10            0.058
    481R          170-180          10            0.060          Zeppelin
    482R           75-95           20            0.230          Zeppelin
    395C          277-307          30            0.106          Shepard
    399C          102-128          26            0.069          Hindenburg
                  137-163          26            0.047
    493R           25-65           40            0.029          New Zone
                   75-85           10            0.019
    496R           85-95           10            0.027          Soo
    498R          260-300          40            0.03           Soo
    500R           55-70           15            0.06           New Zone
    512R           25-55           30            0.067          Zeppelin
    513R          215-225          10            0.028          Soo
                  240-260          20            0.020
    514R          150-200          50            0.184          Zeppelin
    515R          145-165          20            0.026          Soo
    516R           5-30            25            0.048          Zeppelin
                   40-75           35            0.015
    517R           25-55           30            0.084          Zeppelin
    522R           45-95           50            0.059          Hindenburg
                  200-230          30            0.035
                  245-355          110           0.242
    523R           35-45           10            0.027          Soo
    524R           25-45           20            0.026          Hindenburg
                   115-175          60            0.025
    527R           15-25           10            0.017          Central
                  90-120           30            0.033
    529R          135-155          20            0.045          Central
    531R          140-160          20            0.017          Central
                  330-365          35            0.088
    532R          185-205          20            0.022          New Zone
                  215-225          10            0.034          East
    537R          100-110          10            0.06           East
    539R           40-95           55            0.123          New Zone
                  140-160          20            0.121
                  190-205          15            0.014
    541R          165-230          65            0.178          New Zone
                  255-270          15            0.019

C = Diamond drill core hole
R = Reverse circulation drill hole
* = Only intervals greater than 10ft. @ 0.01 oz. Au/ton reported


                                   SIGNATURES

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LA TEKO RESOURCES LTD.


Dated:  January 8, 1995            By /s/Gerald G. Carlson, President